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[logo]
75 [graphic] MFS(R)
INVESTMENT MANGEMENT
YEARS

WE INVENTED THE MUTUAL FUND(R)


MASSACHUSETTS
INVESTORS TRUST

ANNUAL REPORT o DECEMBER 31, 1998

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 13
Financial Statements ...................................................... 19
Notes to Financial Statements ............................................. 26
Independent Auditors' Report .............................................. 33
MFS Prepares for the Year 2000 ............................................ 35
Trustees and Officers ..................................................... 37

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT. IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

                                [GRAPHIC OMITTED]

     NOT FDIC INSURED        MAY LOSE VALUE         NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund -- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up-to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

[Graphic Omitted]
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended December 31, 1998, Class A shares of the Trust provided a total return of 22.95%, Class B shares 22.16%, Class C shares 22.11%, and Class I shares 23.40%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. MFS AND MASSACHUSETTS INVESTORS TRUST (MIT) ARE CELEBRATING THEIR 75th ANNIVERSARIES IN 1999. PLEASE DISCUSS WHAT THIS MILESTONE MEANS TO YOU AS MANAGERS OF THIS PORTFOLIO AND ITS SIGNIFICANCE TO INVESTORS AND THE INDUSTRY.

A. In a world with more than 7,000 mutual funds, of which only a small fraction -- about one-tenth -- have a 10-year record, we're proud to manage a portfolio with a 75-year record. We feel a special sense of responsibility knowing that this portfolio has performed well through the Great Depression, World War II, the Korean War, the oil crisis of the 1970s, and the Crash of 1987. MIT has never missed a quarterly dividend payment in its history. Of course, past performance is no guarantee of future results. Not only does it have this great heritage but even today, at 75 years old, MIT continues to demonstrate strong performance. We've built this heritage and performance record with strong stock research and disciplined portfolio strategies that we hope will serve our investors well for the next 75 years.

Q. AS WE APPROACH THE NEW MILLENNIUM IT'S HARD TO IMAGINE A WORLD WITHOUT MUTUAL FUNDS. WHAT HAVE MUTUTAL FUNDS BROUGHT TO THE AVERAGE INVESTOR?

A. When MFS invented the mutual fund in America in 1924, our vision was to democratize the world of investing so that more individuals and families could participate in the growth of the world's prominent businesses. Allowing individual investors to participate in the stock market with only a small initial investment that would allow them to own shares in a variety of companies was a revolutionary idea in 1924. Today, when we consider the number of college educations received, retirement dreams achieved, and homes purchased with the help of mutual funds, it's gratifying to know that a much wider cross-section of America has taken advantage of the power of investing. It is important to remember that there is no guarantee that a fund will meet its investment objective, share price returns will fluctuate with market conditions, and investors may experience a loss upon redemption.

Q. AS AN INDUSTRY FOUNDER, DOES MFS HAVE ANY SPECIAL RESPONSIBILITIES TO SHAREHOLDERS?

A. Absolutely. We have a responsibility to continue our history of innovation, and to continue to leverage our Original Research(SM) methodology which has its genesis in MFS' establishment of one of the first internal research departments to provide in-house analytical capability. We also were among the first fund companies to offer a retail mutual fund that is managed by a committee of research analysts who are charged with investing shareholder's dollars in their best investment ideas, regardless of market capitalization, industry sector, or investment style. Down through the years, MFS has been first to market with a variety of innovative investment products such as the first fixed-income mutual fund and the first municipal high-income mutual fund.

   As for our responsibilities to the industry, MFS played a pioneering role in helping to craft the legislation that governs the mutual fund industry today, including the 1936 Revenue Act and the Investment Company Act of 1940. MIT was also the first mutual fund to allow shareholders to take capital gains distributions in either additional shares or cash, to make full public disclosure of its operations in shareholder reports, and to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act"). We feel that we must continue to act as the leader in this fast-changing business and to serve as expert guides for each generation of future investors. By virtue of the fact that MFS has navigated its funds and customers through more bull and bear markets than any other mutual fund company, we feel a special responsibility to bring that experience and expertise to current and future shareholders.

Q. HOW DID THE TRUST PERFORM DURING THIS PAST YEAR'S MARKET VOLATILITY?

A. The past year has been quite a wild one in the equity market, with a strong first half followed by a warning correction in the late summer and early fall and, finally, a strong fourth quarter. Through that volatility, the Trust has done well.

Q. WHAT TYPES OF CHANGES HAVE YOU MADE TO THE PORTFOLIO IN THE PAST YEAR?

A. Over the course of the year, we reduced a large overweighting in financial services by about 10% because we believe that the credit trends, cost cutting, and consolidation that have made many of those stocks attractive have run their course. In the current low-inflation, low-interest-rate economic environment, we view stocks' valuations as less important than companies' abilities to deliver consistent and reliable earnings. Therefore, the assets taken from the financial services reductions were used to boost our holdings in technology, and health care stocks that we feel offer the earnings reliability this market requires. Examples of these stocks include Microsoft and IBM in technology and Pfizer and American Home Products in health care and pharmaceuticals.

Q. CAN YOU DISCUSS A PARTICULAR HOLDING IN THE PORTFOLIO THAT IS A GOOD EXAMPLE OF YOUR INVESTMENT DISCIPLINE?

A. We rely on a research-focused investment discipline to help us discern which companies' earnings are growing consistently. An interesting example of our style can be found in our IBM holding. IBM is a company that is known primarily as a hardware company but, in reality, about 50% of its income comes from services and software. That's important because hardware is a high-volatility, low-margin business that often carries a high price-to-earnings ratio. Software and services represent the opposite type of business -- low volatility, high margin -- and can generate steadier revenue streams. When we started buying IBM earlier this year, its mid-teens multiple reflected a hardware company, not a full-service technology provider. In addition, the company had very solid cash flow and good earnings, and it was engaged in a major stock buyback program, which is good for investors. In all, IBM is a perfect stock for the portfolio. It is a large-cap, blue-chip company with shareholder-friendly management, it has a stock price that we deem a value because it reflects only a portion of its business, and it has been paying a dividend. That the company is at the beginning of a major hardware product cycle further boosts its attractiveness. Our investment here has paid off handsomely thus far.

Q. HAVE YOU ADJUSTED THE PORTFOLIO'S INTERNATIONAL HOLDINGS IN THE PAST YEAR?

A. Not significantly. We have invested between 5% and 10% of the portfolio's assets in international stocks. We only invest overseas if we find a company that we believe has quality and growth potential equivalent to those of a U.S. company and whose stock is selling at a discount sufficient to compensate for currency risk.

Q. WHAT DO YOU THINK THE EQUITY MARKETS WILL HOLD FOR INVESTORS IN 1999?

A. Looking ahead, we are predicting slower earnings growth for domestic equities in 1999, as well as low inflation and low interest rates. The environment dictates that we pay close attention to earnings consistency and reliability, so we do not intend to modify our fundamental method for selecting stocks. Our discipline and our research focus have proved to be sound, and we believe our approach will continue to work in the future.

/s/ Mitchell D. Dynan                   /s/ John D. Laupheimer, Jr.
---------------------                   ---------------------------
Mitchell D. Dynan                       John D. Laupheimer, Jr.
Portfolio Manager                       Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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   PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

   MITCHELL D. DYNAN IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS CO-PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. MR. DYNAN ALSO MANAGES MFS(R) UNION STANDARD(R) EQUITY FUND, MFS(R) MERIDIAN(SM) U.S. EQUITY FUND, MFS(R) AMERICAN(SM) U.S. EQUITY FUND, AND THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS. HE JOINED MFS IN 1986 AS A MEMBER OF THE RESEARCH DEPARTMENT AND WAS NAMED ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1987, VICE PRESIDENT -- INVESTMENTS IN 1988, PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MR. DYNAN WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SOCIETY OF SECURITY ANALYSTS FEDERATION AND IS A CHARTERED FINANCIAL ANALYST.

   JOHN D. LAUPHEIMER, JR., IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R). HE IS ALSO LEAD PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. HE ALSO MANAGES THE CONSERVATIVE GROWTH SERIES OFFERED THROUGH MFS(R)R/SUN LIFE ANNUITY PRODUCTS, MFS(R) GROWTH WITH INCOME SERIES (PART OF MFS(R) VARIABLE INSURANCE TRUST(SM)), AND CO-MANAGES THE MFS(R) AMERICAN(SM) U.S. EQUITY FUND AND MFS(R) MERIDIAN(SM) U.S. EQUITY FUND. MR. LAUPHEIMER JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST. HE WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1984, VICE PRESIDENT -- INVESTMENTS IN 1986, PORTFOLIO MANAGER OF MFS(R) TOTAL RETURN FUND IN 1987, PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST IN 1992, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH ON JANUARY 1, 1999. MR. LAUPHEIMER IS A GRADUATE OF BOSTON UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE IS A CHARTERED FINANCIAL ANALYST AND A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:              SEEKS REASONABLE CURRENT INCOME AND LONG-TERM GROWTH
                          OF INCOME AND CAPITAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  JULY 15, 1924

  CLASS INCEPTION:        CLASS A   JULY 15, 1924
                          CLASS B   SEPTEMBER 7, 1993
                          CLASS C   JULY 1, 1996
                          CLASS I   JANUARY 2, 1997

  SIZE:                   $12.1 BILLION NET ASSETS AS OF DECEMBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include any applicable contingent deferred sales charges and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended December 31, 1998)
[Graphic Omitted]

          Massachusetts     S&P 500        Consumer
            Investors      Composite     Price Index
        Trust - Class A      Index         - U.S.
----------------------------------------------------
12/93       $ 9,426        $10,000        $10,000
12/94         9,330         10,132         10,268
12/95        13,000         13,940         10,521
12/96        16,370         17,140         10,878
12/97        21,555         22,859         11,063
12/98        26,502         29,390         11,262

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 1998)
[Graphic Omitted]

          Massachusetts     S&P 500        Consumer
            Investors      Composite     Price Index
        Trust - Class A      Index         - U.S.
----------------------------------------------------
12/88       $ 9,430        $10,000        $10,000
12/90        12,822         12,760         11,104
12/92        17,578         17,915         11,772
12/94        19,144         19,982         12,423
12/96        33,584         33,802         13,162
12/98        54,377         57,961         13,627

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1998

CLASS A
                                                                      10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +22.95%    +26.80%    +22.97%     +19.15%
--------------------------------------------------------------------------------
SEC Results                          +15.88%    +24.32%    +21.52%     +18.45%
--------------------------------------------------------------------------------

CLASS B
                                                                      10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +22.16%    +25.94%    +22.03%     +18.66%
--------------------------------------------------------------------------------
SEC Results                          +18.16%    +25.30%    +21.84%     +18.66%
--------------------------------------------------------------------------------

CLASS C
                                                                      10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +22.11%    +26.09%    +22.56%     +18.95%
--------------------------------------------------------------------------------
SEC Results                          +21.11%    +26.09%    +22.56%     +18.95%
--------------------------------------------------------------------------------

CLASS I
                                                                      10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average Annual Total Return          +23.40%    +27.08%    +23.13%     +19.23%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                                                      10 Years/
                                      1 Year    3 Years    5 Years        Life
--------------------------------------------------------------------------------
Average growth and income fund*      +15.61%    +21.25%    +18.35%     +15.52%
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                               +28.58%    +28.23%    +24.06%     +19.21%
--------------------------------------------------------------------------------
Consumer Price Index+#               + 1.80%    + 2.30%    + 2.41%     + 3.14%
--------------------------------------------------------------------------------
*Source: Lipper Analytical Services, Inc.
+Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B and C results include the performance and the operating expenses
(e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

RESULTS OF SHAREHOLDER PROXY SOLICITATION

Massachusetts Investors Trust (MIT) recently conducted a proxy solicitation regarding a new investment advisory agreement between MIT and its investment adviser, Massachusetts Financial Services Company. In accordance with applicable laws, the proxy solicitation is terminated when a majority of MIT's shareholders vote to either approve or disapprove of the proposal at issue. The requisite majority was reached on December 11, 1998, and the results of the solicitation were as follows:

ITEM 1. To approve a new investment advisory agreement between Massachusetts Financial Services Company and Massachusetts Investors Trust.

                                                            % OF TOTAL
                                                  % OF          SHARES
                       SHARES VOTED       SHARES VOTED     OUTSTANDING
------------------------------------------------------------------------
For                  249,154,498.00             78.96%          50.05%
Against               36,730,838.00             11.64%           7.38%
Abstain               29,671,607.00              9.40%           5.96%
                     -- -----------            -------          ------
Total                315,556,943.00            100.00%          63.39%

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1998

FIVE LARGEST STOCK SECTORS
[Graphic Omitted]

                        FINANCIAL SERVICES            18.7%
                        HEALTH CARE                   14.7%
                        CONSUMER STAPLES              11.4%
                        UTILITIES & COMMUNICATIONS    11.1%
                        TECHNOLOGY                    10.6%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  2.4%                                 XEROX CORP.  1.7%
Pharmaceutical products company                    Document products and services provider

MICROSOFT CORP.  2.2%                              UNITED TECHNOLOGIES CORP.  1.7%
Computer software and systems company              Aerospace, defense, and building equipment
                                                   company
PHILIP MORRIS COS., INC.  2.0%
Tobacco, food, and beverage conglomerate           INTERNATIONAL BUSINESS MACHINES CORP.  1.7%
                                                   Computer and business equipment company
BRISTOL-MYERS SQUIBB CO.  1.9%
Pharmaceutical products company                    GENERAL ELECTRIC CO.  1.7%
                                                   Diversified manufacturing and financial
AMERICAN HOME PRODUCTS CO.  1.8%                   services conglomerate
Pharmaceutical and home products company
                                                   SAFEWAY, INC.  1.6%
                                                   Grocery store chain

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 1998

Stocks - 94.1%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 89.0%
  Aerospace - 3.4%
    Allied Signal, Inc.                                            2,628,700           $   116,484,269
    General Dynamics Corp.                                         1,019,700                59,779,913
    Lockheed-Martin Corp.                                            407,171                34,507,742
    United Technologies Corp.                                      1,826,800               198,664,500
                                                                                       ---------------
                                                                                       $   409,436,424
--------------------------------------------------------------------------------------------------------
  Automotive - 0.7%
    Federal-Mogul Corp.                                            1,345,300           $    80,045,350
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.5%
    Bankers Trust Corp.                                              442,000           $    37,763,375
    Comerica, Inc.                                                   324,250                22,109,797
    Firstar Corp.                                                    538,356                50,201,697
    Fleet Financial Group, Inc.                                      396,100                17,700,719
    National City Corp.                                            1,315,200                95,352,000
    Northern Trust Corp.                                             635,900                55,522,019
    State Street Corp.                                             1,190,100                82,786,331
    US Bancorp                                                     2,712,000                96,276,000
    Washington Mutual, Inc.                                        1,497,700                57,193,419
    Wells Fargo Co.*                                               3,741,900               149,442,131
                                                                                       ---------------
                                                                                       $   664,347,488
--------------------------------------------------------------------------------------------------------
  Broadcasting - 0.1%
    Infinity Broadcasting Corp.*                                     254,700           $     6,972,413
--------------------------------------------------------------------------------------------------------
  Business Machines - 3.7%
    International Business Machines Corp.                          1,065,300           $   196,814,175
    Sun Microsystems, Inc.*                                          665,200                56,957,750
    Xerox Corp.                                                    1,687,800               199,160,400
                                                                                       ---------------
                                                                                       $   452,932,325
--------------------------------------------------------------------------------------------------------
  Business Services - 0.5%
    Computer Sciences Corp.                                          201,600           $    12,990,600
    DST Systems, Inc.*                                               824,500                47,048,031
                                                                                       ---------------
                                                                                       $    60,038,631
--------------------------------------------------------------------------------------------------------
  Chemicals - 0.5%
    Air Products & Chemicals, Inc.                                 1,244,100           $    49,764,000
    du Pont (E.I.) de Nemours & Co., Inc.                            212,400                11,270,475
                                                                                       ---------------
                                                                                       $    61,034,475
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    Microsoft Corp.*                                               1,800,500           $   249,706,844
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.2%
    EMC Corp.*                                                       239,300           $    20,340,500
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.6%
    BMC Software, Inc.*                                              791,600           $    35,275,675
    Computer Associates International, Inc.                        1,667,100                71,060,138
    Oracle Corp.*                                                  2,056,700                88,695,187
                                                                                       ---------------
                                                                                       $   195,031,000
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 9.9%
    Black & Decker Corp.                                           1,660,900           $    93,114,206
    Clorox Co.                                                       421,090                49,188,576
    Colgate-Palmolive Co.                                            625,000                58,046,875
    Gillette Co.                                                   2,392,200               115,573,162
    Kimberly-Clark Corp.                                           2,391,000               130,309,500
    Newell Co.                                                     2,111,600                87,103,500
    Philip Morris Cos., Inc.                                       4,318,000               231,013,000
    Procter & Gamble Co.                                           1,498,100               136,795,256
    Service Corp. International                                    3,236,011               123,170,669
    Tyco International Ltd.                                        2,330,900               175,837,269
                                                                                       ---------------
                                                                                       $ 1,200,152,013
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    Emerson Electric Co.                                           1,400,200           $    84,712,100
    General Electric Co.                                           1,923,700               196,337,631
    Honeywell, Inc.                                                  667,000                50,233,438
                                                                                       ---------------
                                                                                       $   331,283,169
--------------------------------------------------------------------------------------------------------
  Electronics - 1.2%
    Intel Corp.                                                    1,219,600           $   144,598,825
--------------------------------------------------------------------------------------------------------
  Entertainment - 2.1%
    Disney (Walt) Co.                                              2,639,100           $    79,173,000
    MediaOne Group, Inc.*                                          1,284,800                60,385,600
    Time Warner, Inc.                                              1,826,600               113,363,363
                                                                                       ---------------
                                                                                       $   252,921,963
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 2.3%
    Associates First Capital Corp., "A"                            3,000,616           $   127,151,103
    Federal Home Loan Mortgage Corp.                               2,437,500               157,066,406
                                                                                       ---------------
                                                                                       $   284,217,509
--------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.7%
    Anheuser Busch Cos., Inc.                                      1,149,100           $    75,409,687
    Bestfoods Co.                                                    821,500                43,744,875
    Coca-Cola Co.                                                    217,900                14,572,063
    Hershey Foods Corp.                                            2,403,600               149,473,875
    Interstate Bakeries Corp.                                      1,247,700                32,986,069
    PepsiCo., Inc.                                                   513,900                21,037,781
    Ralston-Ralston Purina Co.                                     3,275,500               106,044,312
                                                                                       ---------------
                                                                                       $   443,268,662
--------------------------------------------------------------------------------------------------------
  Insurance - 8.5%
    Allstate Corp.                                                 2,612,000           $   100,888,500
    American International Group, Inc.                               600,600                58,032,975
    Chubb Corp.                                                      538,400                34,928,700
    CIGNA Corp.                                                    1,672,000               129,266,500
    Equitable Cos., Inc.                                             724,600                41,936,225
    Hartford Financial Services Group, Inc.                        2,673,000               146,680,875
    Lincoln National Corp.                                         1,205,000                98,584,063
    MBIA, Inc.                                                       677,300                44,405,481
    Progressive Corp.                                              1,089,500               184,534,062
    Torchmark Corp.                                                2,602,000                91,883,125
    Transamerica Corp.                                               833,600                96,280,800
                                                                                       ---------------
                                                                                       $ 1,027,421,306
--------------------------------------------------------------------------------------------------------
  Manufacturing - 0.4%
    Illinois Tool Works, Inc.                                        931,300           $    54,015,400
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 11.0%
    American Home Products Corp.                                   3,756,100           $   211,515,381
    Arterial Vascular Engineering, Inc.*                             301,700                15,839,250
    Bristol-Myers Squibb Co.                                       1,610,500               215,505,031
    Eli Lilly & Co.                                                  449,300                39,931,538
    Johnson & Johnson                                              1,890,000               158,523,750
    McKesson Corp.                                                 1,552,300               122,728,719
    Merck & Co., Inc.                                                124,920                18,449,123
    Pfizer, Inc.                                                   2,193,500               275,147,156
    Pharmacia & Upjohn, Inc.                                       1,687,100                95,532,037
    Schering Plough Corp.                                          1,081,060                59,728,565
    Warner-Lambert Co.                                             1,612,800               121,262,400
                                                                                       ---------------
                                                                                       $ 1,334,162,950
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.9%
    Guidant Corp.                                                  1,045,100           $   115,222,275
    HealthSouth Corp.*                                             1,977,551                30,528,444
    Medtronic, Inc.                                                  818,200                60,751,350
    Tenet Healthcare Corp.*                                        2,880,200                75,605,250
    United Healthcare Corp.                                        1,721,000                74,110,562
                                                                                       ---------------
                                                                                       $   356,217,881
--------------------------------------------------------------------------------------------------------
  Oils - 3.6%
    Chevron Corp.                                                    210,400           $    17,450,050
    Conoco, Inc., "A"*                                             1,013,000                21,146,375
    Exxon Corp.                                                    2,486,100               181,796,062
    Mobil Corp.                                                    1,512,500               131,776,562
    Texaco, Inc.                                                   1,221,300                64,576,238
    USX-Marathon Group                                               547,100                16,481,388
                                                                                       ---------------
                                                                                       $   433,226,675
--------------------------------------------------------------------------------------------------------

  Photographic Products - 0.6%
    Eastman Kodak Co.                                                954,100           $    68,695,200
--------------------------------------------------------------------------------------------------------
  Pollution Control - 0.4%
    Waste Management, Inc.                                         1,036,262           $    48,315,716
--------------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.1%
    Gannett Co., Inc.                                                984,500           $    63,500,250
    Tribune Co.                                                    1,075,400                70,976,400
                                                                                       ---------------
                                                                                       $   134,476,650
--------------------------------------------------------------------------------------------------------
  Railroads - 0.2%
    Burlington Northern Santa Fe Railway Co.                         557,800           $    18,825,750
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.2%
    McDonalds Corp.                                                  372,800           $    28,565,800
--------------------------------------------------------------------------------------------------------
  Stores - 5.5%
    American Stores Co.                                              554,900           $    20,496,619
    CVS Corp.                                                      1,467,200                80,696,000
    Dayton Hudson Corp.                                            1,144,200                62,072,850
    Home Depot, Inc.                                               1,407,700                86,133,644
    Nordstrom, Inc.                                                1,323,000                45,891,562
    Office Depot, Inc.*                                            1,467,300                54,198,394
    Rite Aid Corp.                                                 3,288,600               162,991,237
    TJX Cos., Inc.                                                 3,404,200                98,721,800
    Wal-Mart Stores, Inc.                                            751,200                61,175,850
                                                                                       ---------------
                                                                                       $   672,377,956
--------------------------------------------------------------------------------------------------------
  Supermarkets - 3.0%
    Albertsons, Inc.                                                 804,100           $    51,211,119
    Kroger Co.*                                                    1,024,200                61,964,100
    Meyer (Fred), Inc.*                                            1,085,600                65,407,400
    Safeway, Inc.*                                                 3,082,700               187,852,031
                                                                                       ---------------
                                                                                       $   366,434,650
--------------------------------------------------------------------------------------------------------
  Telecommunications - 6.9%
    Alltel Corp.                                                   2,436,000           $   145,703,250
    Ameritech Corp.                                                  327,200                20,736,300
    Bell Atlantic Corp.                                            1,426,300                75,593,900
    Cisco Systems, Inc.*                                             442,900                41,106,656
    Lucent Technologies, Inc.                                        776,800                85,448,000
    MCI WorldCom, Inc.*                                            2,402,944               172,411,232
    SBC Communications, Inc.                                       2,993,300               160,515,712
    Sprint Corp.                                                   1,463,900               123,150,588
    Sprint PCS*                                                      455,050                10,523,031
                                                                                       ---------------
                                                                                       $   835,188,669
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 3.0%
    CMS Energy Corp.                                                 849,400           $    41,142,813
    FirstEnergy Corp.                                              1,400,200                45,594,012
    GPU, Inc.                                                        826,800                36,534,225
    New Century Energies, Inc.                                       587,900                28,660,125
    Peco Energy Co.                                                1,372,900                57,146,962
    Pinnacle West Capital Corp.                                      794,700                33,675,413
    Texas Utilities Co.                                            1,697,800                79,266,037
    Unicom Corp.                                                     950,700                36,661,369
                                                                                       ---------------
                                                                                       $   358,680,956
--------------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Columbia Energy Group                                          1,424,800           $    82,282,200
    KN Energy, Inc.                                                  741,800                26,982,975
                                                                                       ---------------
                                                                                       $   109,265,175
--------------------------------------------------------------------------------------------------------
  Utilities - Telephone - 0.6%
    BellSouth Corp.                                                1,484,000           $    74,014,500
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                      $10,776,212,825
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 5.1%
  Bermuda - 0.7%
    Ace Ltd. (Insurance)                                             493,400           $    16,991,462
    EXEL Ltd., "A" (Insurance)                                       854,400                64,080,000
                                                                                       ---------------
                                                                                       $    81,071,462
--------------------------------------------------------------------------------------------------------
  Canada - 0.6%
    Canadian National Railway Co. (Railroads)                      1,397,800           $    72,510,875
--------------------------------------------------------------------------------------------------------
  France - 0.2%
    Alcatel Alsthom Compagnie, ADR
      (Telecommunications)                                           999,000           $    24,413,062
--------------------------------------------------------------------------------------------------------
  Italy - 0.3%
    Sao Paolo Imi S.p.A (Banks and Credit Cos.)*                   2,269,436           $    40,128,092
--------------------------------------------------------------------------------------------------------
  Japan - 0.3%
    AFLAC, Inc. (Insurance)                                          948,200           $    41,720,800
--------------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Nestle S.A. (Food and Beverage Products)                          20,100           $    43,756,098
--------------------------------------------------------------------------------------------------------
  United Kingdom - 2.6%
    British Petroleum PLC, ADR (Oils)                              1,825,964           $   173,466,580
    Rentokil Initial PLC (Environmental Services)                  5,767,400                43,532,313
    Reuters Group PLC (Business Services)                          4,848,331                51,072,399
    Reuters Group PLC, ADR (Business Services)                       682,165                43,232,207
                                                                                       ---------------
                                                                                       $   311,303,499
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                   $   614,903,888
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $8,597,447,574)                                         $11,391,116,713
--------------------------------------------------------------------------------------------------------

Convertible Preferred Stocks - 0.6%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                SHARES                     VALUE
--------------------------------------------------------------------------------------------------------
  Agriculture - 0.1%
    Monsanto Co., 6.50%*                                             209,300           $    10,255,700
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.1%
    Newell Financial Trust I, 5.25%##*                               264,300           $    13,941,825
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.4%
    Houston Industries, Inc., 7.00%                                  269,700           $    28,689,338
    Texas Utilities Co., 3.315%                                      335,000                16,163,750
                                                                                       ---------------
                                                                                       $    44,853,088
--------------------------------------------------------------------------------------------------------
Total Convertible Preferred Stocks
(Identified Cost, $48,286,497)                                                         $    69,050,613
--------------------------------------------------------------------------------------------------------
Bonds - 0.2%
--------------------------------------------------------------------------------------------------------
                                                            PRINCIPAL AMOUNT
                                                               (000 OMITTED)
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    CIT Group Holdings, Inc., 5.33s, 1999
      (Identified Cost, $19,937,817)                                $ 20,000           $    19,937,817
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 4.3%
--------------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 1/26/99 - 2/11/99                 $ 50,000           $    49,759,711
    Federal Home Loan Bank, due 1/04/99 - 2/19/99                     55,000                54,761,019
    Federal Home Loan Mortgage Corp., due 1/04/99 -
      3/09/99                                                        285,014               283,791,130
    Federal National Mortgage Assn., due 1/05/99 -
      2/18/99                                                         76,173                75,932,824
    Ford Motor Credit Corp., due 1/04/99                              48,120                48,099,870
    Metropolitan Life Funding, Inc., due 1/14/99                      15,000                14,971,562
--------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $   527,316,116
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $9,192,988,004)                                    $12,007,421,259
Other Assets, Less Liabilities - 0.8%                                                       96,802,791
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                    $12,104,224,050
--------------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $9,192,988,004)                                        $12,007,421,259
  Cash                                                             906,640
  Foreign currency, at value (identified cost, $7,669)               7,516
  Net receivable for foreign currency exchange contracts
    closed or subject to master netting agreements                 141,350
  Receivable for Trust shares sold                             104,886,961
  Receivable for investments sold                                8,351,122
  Dividends and interest receivable                             13,352,978
  Other assets                                                      39,651
                                                           ---------------
      Total assets                                         $12,135,107,477
                                                           ---------------
Liabilities:
  Payable for investments purchased                        $    12,826,733
  Payable for Trust shares reacquired                           16,270,899
  Payable to affiliates -
    Management fee                                                 110,557
    Shareholder servicing agent fee                                 36,982
    Distribution and service fee                                   195,755
  Accrued expenses and other liabilities                         1,442,501
                                                           ---------------
      Total liabilities                                    $    30,883,427
                                                           ---------------
Net assets                                                 $12,104,224,050
                                                           ===============
Net assets consist of:
  Paid-in capital                                          $ 9,237,092,952
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies          2,814,599,644
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions               52,704,368
  Accumulated distributions in excess of net investment
    income                                                        (172,914)
                                                           ---------------
      Total                                                $12,104,224,050
                                                           ===============
Shares of beneficial interest outstanding                   600,394,970
                                                            ===========
Class A shares:
  Net asset value per share
    (net assets of $7,187,918,671 / 354,985,635 shares
     of beneficial interest outstanding)                       $20.25
                                                               ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                          $21.48
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $3,861,840,980 / 192,735,647 shares
     of beneficial interest outstanding)                       $20.04
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $824,367,162 / 41,319,057 shares of
     beneficial interest outstanding)                          $19.95
                                                               ======
Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $230,097,237 / 11,354,631 shares of
     beneficial interest outstanding)                          $20.26
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                                 $  119,470,174
    Interest                                                                      20,945,074
    Foreign taxes withheld                                                        (1,103,683)
                                                                              --------------
      Total investment income                                                 $  139,311,565
                                                                              --------------
  Expenses -
    Management fee                                                            $   16,366,164
    Trustees' compensation                                                           160,895
    Shareholder servicing agent fee                                                9,881,437
    Distribution and service fee (Class A)                                        19,261,499
    Distribution and service fee (Class B)                                        25,810,404
    Distribution and service fee (Class C)                                         4,802,831
    Administrative fee                                                               313,021
    Custodian fee                                                                  1,497,138
    Printing                                                                         195,581
    Postage                                                                          930,307
    Auditing fees                                                                     36,645
    Legal fees                                                                        36,073
    Miscellaneous                                                                  4,876,284
                                                                              --------------
      Total expenses                                                          $   84,168,279
    Fees paid indirectly                                                            (575,055)
                                                                              --------------
      Net expenses                                                            $   83,593,224
                                                                              --------------
        Net investment income                                                 $   55,718,341
                                                                              --------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                                   $  552,796,699
    Foreign currency transactions                                                    543,898
                                                                              --------------
        Net realized gain on investments and foreign currency
          transactions                                                        $  553,340,597
                                                                              --------------
  Change in unrealized appreciation (depreciation) -
    Investments                                                               $1,202,621,120
    Translation of assets and liabilities in foreign currencies                     (226,364)
                                                                              --------------
        Net unrealized gain on investments and foreign currency
          translation                                                         $1,202,394,756
                                                                              --------------
          Net realized and unrealized gain on investments and foreign
            currency                                                          $1,755,735,353
                                                                              --------------
            Increase in net assets from operations                            $1,811,453,694
                                                                              ==============

See notes to financial statements

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                1998                         1997
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                     $    55,718,341               $   42,758,249
  Net realized gain on investments and foreign
    currency transactions                                       553,340,597                  475,712,512
  Net unrealized gain on investments and foreign
    currency translation                                      1,202,394,756                  679,447,907
                                                            ---------------               --------------
    Increase in net assets from operations                  $ 1,811,453,694               $1,197,918,668
                                                            ---------------               --------------
Distributions declared to shareholders -
  From net investment income (Class A)                      $   (47,277,704)              $  (36,968,683)
  From net investment income (Class B)                           (6,574,313)                  (4,911,186)
  From net investment income (Class C)                           (1,450,350)                    (625,297)
  From net investment income (Class I)                             (990,881)                    (253,082)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (338,382,495)                (291,966,401)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (173,242,177)                (101,973,791)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (35,278,921)                 (14,088,283)
  From net realized gain on investments and foreign
    currency transactions (Class I)                              (9,493,659)                  (1,559,900)
  In excess of net investment income (Class A)                     (689,782)                  (1,515,419)
  In excess of net investment income (Class B)                      (95,919)                    (201,319)
  In excess of net investment income (Class C)                      (21,161)                     (25,633)
  In excess of net investment income (Class I)                      (14,457)                     (10,374)
                                                            ---------------               --------------

    Total distributions declared to shareholders            $  (613,511,819)              $ (454,099,368)
                                                            ---------------               --------------
Net increase in net assets from Trust share
  transactions                                              $ 4,827,471,013               $2,208,342,129
                                                            ---------------               --------------
      Total increase in net assets                          $ 6,025,412,888               $2,952,161,429
Net assets:
  At beginning of period                                      6,078,811,162                3,126,649,733
                                                            ---------------               --------------

At end of period (including accumulated undistributed
  (distributions in excess of) net investment income of
  $(172,914) and $574,907, respectively)                    $12,104,224,050               $6,078,811,162
                                                            ===============               ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1998              1997            1996            1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $17.52            $14.46          $12.71          $10.07           $11.50
                                                   ------            ------          ------          ------           ------
Income from investment operations# -
  Net investment income                            $ 0.17            $ 0.18          $ 0.21          $ 0.25           $ 0.25
  Net realized and unrealized gain (loss)
   on investments and foreign currency               3.77              4.33            3.07            3.67            (0.36)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 3.94            $ 4.51          $ 3.28          $ 3.92           $(0.11)
                                                   ------            ------          ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.16)           $(0.17)         $(0.21)         $(0.46)          $(0.25)
  From net realized gain on investments and
   foreign currency transactions                    (1.05)            (1.27)          (1.32)          (0.82)           (1.05)
  In excess of net investment income                (0.00)+++            (0.01)           --              --           (0.00)+++
  In excess of net realized gain on
   investments and foreign currency
   transactions                                      --                --              --              --              (0.02)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(1.21)           $(1.45)         $(1.53)         $(1.28)          $(1.32)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $20.25            $17.52          $14.46          $12.71           $10.07
                                                   ======            ======          ======          ======           ======
Total return(+)                                    22.95%            31.69%          25.90%          39.34%          (1.02)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        0.73%             0.74%           0.74%           0.70%            0.71%
  Net investment income                             0.86%             1.09%           1.51%           2.13%            2.20%
Portfolio turnover                                    54%               44%             47%             54%              87%
Net assets at end of period (000,000
  omitted)                                         $7,188            $4,323          $2,678          $2,074           $1,535

+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1998            1997              1996            1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $17.36          $14.36            $12.63          $10.03           $11.48
                                                   ------          ------            ------          ------           ------
Income from investment operations# -
  Net investment income                            $ 0.04          $ 0.07            $ 0.10          $ 0.15           $ 0.15
  Net realized and unrealized gain (loss)
   on investments and foreign currency               3.74            4.28              3.06            3.64            (0.36)
                                                   ------          ------            ------          ------           ------
    Total from investment operations               $ 3.78          $ 4.35            $ 3.16          $ 3.79           $(0.21)
                                                   ------          ------            ------          ------           ------
Less distributions declared to shareholders -
  From net investment income                       $(0.05)         $(0.08)           $(0.11)         $(0.37)          $(0.17)
  From net realized gain on investments and
   foreign currency transactions                    (1.05)          (1.27)            (1.32)          (0.82)           (1.05)
  In excess of net investment income                (0.00)+++       (0.00)+++          --              --              (0.00)+++
  In excess of net realized gain on
   investments and foreign currency
   transactions                                      --              --                --              --              (0.02)
                                                   ------          ------            ------          ------           ------
    Total distributions declared to
     shareholders                                  $(1.10)         $(1.35)           $(1.43)         $(1.19)          $(1.24)
                                                   ------          ------            ------          ------           ------
Net asset value - end of period                    $20.04          $17.36            $14.36          $12.63           $10.03
                                                   ======          ======            ======          ======           ======
Total return                                       22.16%          30.75%            25.05%          38.05%          (1.88)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                        1.39%           1.41%             1.54%           1.56%            1.61%
  Net investment income                             0.20%           0.42%             0.72%           1.25%            1.37%
Portfolio turnover                                    54%             44%               47%             54%              87%
Net assets at end of period (000,000
  omitted)                                         $3,862          $1,522              $437            $165              $69

+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##For fiscal periods ending after September 1, 1995, the Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                  PERIOD ENDED
                                                             -------------------------------------           DECEMBER 31,
                                                                 1998                      1997                     1996*
--------------------------------------------------------------------------------------------------------------------------------
                                                             CLASS  C
--------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $17.30                    $14.33                    $13.93
                                                               ------                    ------                    ------
Income from investment operations# -
  Net investment income                                        $ 0.04                    $ 0.07                    $ 0.05
  Net realized and unrealized gain on investments and
    foreign currency                                             3.72                      4.27                      1.76
                                                               ------                    ------                    ------
      Total from investment operations                         $ 3.76                    $ 4.34                    $ 1.81
                                                               ------                    ------                    ------
Less distributions declared to shareholders -
  From net investment income                                   $(0.06)                   $(0.10)                   $(0.09)
  From net realized gain on investments and foreign
    currency transactions                                       (1.05)                    (1.27)                    (1.32)
  In excess of net investment income                            (0.00)+++                 (0.00)+++                  --
                                                               ------                    ------                    ------
      Total distributions declared to shareholders             $(1.11)                   $(1.37)                   $(1.41)
                                                               ------                    ------                    ------
Net asset value - end of period                                $19.95                    $17.30                    $14.33
                                                               ======                    ======                    ======
Total return                                                   22.11%                    30.76%                    12.74%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                    1.40%                     1.41%                     1.49%+
  Net investment income                                         0.20%                     0.42%                     0.77%+
Portfolio turnover                                                54%                       44%                       47%
Net assets at end of period (000,000 omitted)                    $824                      $211                       $12

  *For the period from the inception of Class C, July 1, 1996, through
   December 31, 1996.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                      1998                    1997*
-------------------------------------------------------------------------------------------------------------------
                                                                         CLASS  I
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                      $17.52                   $14.33
                                                                           ------                   ------
Income from investment operations# -
  Net investment income                                                    $ 0.24                   $ 0.26
  Net realized and unrealized gain on investments and foreign
    currency                                                                 3.77                     4.44
                                                                           ------                   ------
      Total from investment operations                                     $ 4.01                   $ 4.70
                                                                           ------                   ------
Less distributions declared to shareholders -
  From net investment income                                               $(0.22)                  $(0.23)
  From net realized gain on investments and foreign currency
    transactions                                                            (1.05)                   (1.27)
  In excess of net investment income                                        (0.00)+++                (0.01)
                                                                           ------                   ------
      Total distributions declared to shareholders                         $(1.27)                  $(1.51)
                                                                           ------                   ------
Net asset value - end of period                                            $20.26                   $17.52
                                                                           ======                   ======
Total return                                                               23.40%                   33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                0.41%                    0.41%+
  Net investment income                                                     1.19%                    1.42%+
Portfolio turnover                                                            54%                      44%
Net assets at end of period (000,000 omitted)                                $230                      $23

  *For the period from the inception of Class I, January 2, 1997, through
   December 31, 1997.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. The Trust's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the Trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, accumulated distributions in excess of net investment income was decreased by $648,405, accumulated undistributed net realized gain on investments and foreign currency transactions was decreased by $7,720,917 and paid in capital was increased by $7,072,512 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At December 31, 1998, accumulated undistributed net realized gain on investments and foreign currency transactions under book accounting were different from tax accounting due to temporary differences in accounting for losses on wash sale transactions.

Multiple Classes of Shares of Beneficial Interest - The Trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Trust based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. Effective December 15, 1998, the management fee is computed and paid monthly at an annual rate of 0.33% of the Trust's average daily net assets. Prior to this date the management fee was computed and paid monthly, fixed by a formula based upon a percentage of the Trust's average daily net assets plus a percentage of the Trust's gross income equivalent, on a annualized basis, to 0.19% of the Trust's average daily net assets.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $48,695 for the year ended December 31, 1998.

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

First $1 billion                                                       0.0150%
Next $1 billion                                                        0.0125%
Next $1 billion                                                        0.0100%
In excess of $3 billion                                                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $5,263,685 for the year ended December 31, 1998, as its portion of the sales charge on sales of Class A shares of the Trust.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Trust's distribution plan provides that the Trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to January 2, 1991) of the Trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,126,551 for the year ended December 31, 1998. Fees incurred under the distribution plan during the year ended December 31, 1998, were 0.34% of average daily net assets attributable to Class A shares on an annualized basis.

The Trust's distribution plan provides that the Trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $199,966 and $214,984 for Class B and Class C shares, respectively, for the year ended December 31, 1998. Fees incurred under the distribution plan during the year ended December 31, 1998, were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Certain Class A and C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1998, were $81,225, $3,116,895, and $230,792 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Trust's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                   $   76,310,465    $     --
                                             --------------    --------------
Investments (non-U.S. government
  securities)                                $8,213,593,671    $4,481,253,651
                                             --------------    --------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $9,208,457,405
                                                             --------------
Gross unrealized appreciation                                $2,923,739,783
Gross unrealized depreciation                                  (124,775,929)
                                                             --------------
    Net unrealized appreciation                              $2,798,963,854
                                                             ==============

(5) Shares of Beneficial Interest
The Trustees have authorized 1,000,000,000 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

Class A Shares

                                      YEAR ENDED DECEMBER 31, 1998             YEAR ENDED DECEMBER 31, 1997
                             -------------------------------------   --------------------------------------
                                       SHARES               AMOUNT             SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                       188,053,209      $ 3,608,217,877        108,356,333       $ 1,816,718,757
Shares issued to
  shareholders in
  reinvestment of
  distributions                    15,584,563          299,682,621         15,057,865           254,083,546
Share transferred to Class I           --                  --                (977,846)          (14,217,885)
Shares reacquired                 (95,426,304)      (1,827,133,744)       (60,788,485)       (1,014,640,995)
                                  -----------      ---------------        -----------       ---------------
    Net increase                  108,211,468      $ 2,080,766,754         61,647,867       $ 1,041,943,423
                                  ===========      ===============         ==========       ===============

Class B Shares
                                      YEAR ENDED DECEMBER 31, 1998             YEAR ENDED DECEMBER 31, 1997
                             -------------------------------------   --------------------------------------
                                       SHARES               AMOUNT             SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                       116,467,254      $ 2,214,401,035         60,547,150       $ 1,011,314,619
Shares issued to
  shareholders in
  reinvestment of
  distributions                     8,179,698          155,643,628          5,752,255            96,250,575
Shares reacquired                 (19,577,588)        (367,348,197)        (9,037,298)         (150,648,443)
                                  -----------      ---------------        -----------       ---------------
    Net increase                  105,069,364      $ 2,002,696,466         57,262,107       $   956,916,751
                                  ===========      ===============         ==========       ===============

Class C Shares
                                      YEAR ENDED DECEMBER 31, 1998              YEAR ENDED DECEMBER 31, 1997
                                  --------------------------------      -----------------------------------
                                       SHARES               AMOUNT             SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                        32,700,952      $   620,311,183         12,051,608       $   202,729,481
Shares issued to
  shareholders in
  reinvestment of
  distributions                     1,344,955           25,279,036           606,219            10,113,634
Shares reacquired                  (4,935,864)         (92,639,154)        (1,309,344)          (22,589,323)
                                  -----------      ---------------        -----------       ---------------
    Net increase                   29,100,043      $   552,951,065         11,348,483       $   190,253,792
                                   ==========      ===============         ==========       ===============

Class I Shares
                                      YEAR ENDED DECEMBER 31, 1998            YEAR ENDED DECEMBER 31, 1997**
                                 ---------------------------------     ------------------------------------
                                       SHARES               AMOUNT             SHARES                AMOUNT
-------------------------------------------------------------------------------------------------------------
Shares sold                        10,276,343      $   195,389,933            321,571       $     5,237,008
Shares issued to
  shareholders in
  reinvestment of
  distributions                       485,401            9,318,575            103,620             1,748,324
Share transferred to
  Class I                               --                  --                977,846            14,217,885
Shares reacquired                    (694,274)         (13,651,780)          (115,876)           (1,975,054)
                                  -----------      ---------------        -----------       ---------------
    Net increase                   10,067,470      $   191,056,728          1,287,161       $    19,228,163
                                   ==========      ===============          =========       ===============

**For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(6) Line of Credit
The Trust and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Trust for the year ended December 31, 1998, was $68,542.

(7) Financial Instruments
The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases and sales under the master netting agreements amounted to a net receivable of $141,350 with First Boston Corp. at December 31, 1998.

At December 31, 1998, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Security Lending
The Trust may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company ("State Street"), as agent, to certain brokers approved by the Trust (the "Borrowers"). The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Trust with indemnification against Borrower default.

At December 31, 1998, the value of securities loaned was $168,791,733. These loans were collateralized by U.S. Treasury securities of $171,113,000. On these loans, a fee is received from the Borrower, and is allocated between the Trust and State Street. In addition to this fee, the Trust also continues to earn income on the securities loaned. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Massachusetts Investors Trust as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Massachusetts Investors Trust at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE TRUST HAS DESIGNATED $556,501,759 AS A CAPITAL GAIN DIVIDEND.

   FOR THE YEAR ENDED DECEMBER 31, 1998, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR
   CORPORATIONS CAME TO 100.0%.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor; Former            Stephen E. Cavan*
Chairman and Director (until 1991), MFS Investment
Management                                               ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                         CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive            State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                 AUDITORS
                                                         Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                     INVESTOR INFORMATION For MFS stock and bond market
                                                         outlooks, call toll free: 1-800-637-4458 anytime
William J. Poorvu - Adjunct Professor, Harvard           from a touch-tone telephone.
University Graduate School of Business
Administration                                           For information on MFS mutual funds, call your
                                                         financial adviser or, for an information kit, call
Charles W.Schmidt - Private Investor                     toll free: 1-800-637-2929 any business day from 9
                                                         a.m. to 5 p.m. Eastern time (or leave a message
Arnold D. Scott* - Senior Executive                      anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman, Chief                     P.O. Box 2281
Executive Officer, and Director,                         Boston, MA 02107-9906
MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith - Independent Consultant                 1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman and Director,
North American Management Corp.                          For service to speech- or hearing-impaired, call
(investment advisers)                                    toll free: 1-800-637-6576 any business day from 9
                                                         a.m. to 5 p.m. Eastern time. (To use this service,
INVESTMENT ADVISER                                       your phone must be equipped with a
Massachusetts Financial Services Company                 Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, and exchanges,
                                                         call toll free: 1-800-MFS-TALK (1-800-637-8255)
DISTRIBUTOR                                              anytime from a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                      WORLD WIDE WEB
Boston, MA 02116-3741                                    www.mfs.com

PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MASSACHUSETTS INVESTORS TRUST


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